May 8, 2014 Fannie Mae 2014 First Quarter Credit Supplement Exhibit 99.2

 This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, the “2014 Q1 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2014 Q1 Form 10-Q and in Fannie Mae’s Form 10-K for the year ended December 31, 2013, the “2013 Form 10-K.” These materials should be reviewed together with the 2014 Q1 Form 10-Q and the 2013 Form 10-K, copies of which are available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s web site at www.fanniemae.com.  Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.  Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A dash indicates less than 0.05% or a null value.  Unless otherwise indicated data labeled as “YTD 2014” is as of March 31, 2014 or for the first three months of 2014.

2 Table of Contents Home Prices Home Price Growth/Decline Rates in the U.S. 3 One Year Home Price Change as of 2014 Q1 4 Home Price Change From 2006 Q3 Through 2014 Q1 5 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Business Acquisitions 6 Certain Credit Characteristics of Single-Family Business Acquisitions: 2003 - 2014 7 Single-Family Business Acquisitions by Loan Purpose 8 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year 9 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features 10 Geographic Credit Profile of Fannie Mae Single-Family Loans and Foreclosed Properties (REO) Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States 11 Seriously Delinquent Loan and REO Ending Inventory Share by Select States 12 Single-Family Short Sales and REO Sales Price / UPB of Mortgage Loans 13 Workouts of Fannie Mae Single-Family Loans Single-Family Loan Workouts 14 Re-performance Rates of Modified Single-Family Loans 15 Additional Credit Information for Fannie Mae Single-Family Loans Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 16 Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 17 Credit Profile of Fannie Mae Multifamily Loans Multifamily Credit Profile by Loan Attributes 18 Multifamily Credit Profile by Acquisition Year 19 Multifamily Credit Profile 20 Multifamily YTD 2014 Credit Losses by State 21

3 10.7% 14.6% 14.7% -0.3% -8.4% -18.4% -2.5% -3.8% -3.7% 7.2% 11.3% 7.6% 10.6% 11.3% 2.7% -3.5% -9.1% -4.8% -4.3% -3.6% 4.2% 8.5% 0.4% -15% -10% -5% 0% 5% 10% 15% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Home Price Growth/Decline Rates in the U.S. Fannie Mae Home Price Index *Year-to-date as of Q1 2014. Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2014. Including subsequent data may lead to materially different results. S&P/Case-Shiller Index Based on our home price index, we estimate that home prices on a national basis increased by 0.4% in the first quarter of 2014, following an increase of 8.5% in 2013 and 4.2% in 2012. Despite the recent increases in home prices, we estimate that, through March 31, 2014, home prices on a national basis remained 13.4% below their peak in the third quarter of 2006. Our home price estimates are based on preliminary data and are subject to change as additional data become available. *

FannieMae

One Year Home Price Change as of 2014 Q1*

United States 7.3%


AK -1.7% 0.2%
WA 9.8% 3.5%
OR 9.8% 1.7%
ID 5.7% 0.5%
MT 3.2% 0.3%
ND 8.7% 0.1%
MN 5.3% 1.9%
WY 5.8% 0.2%
SD 4.0% 0.2%
WI 2.4% 1.8%
MI 9.6% 2.4%
VT 3.4% 0.2%
NH 3.4% 0.5%
ME 0.0% 0.3%
MA 6.3% 3.1%
RI 6.3% 0.3%
NY 5.8% 5.6%
CT 2.5% 1.4%
NV 22.7% 1.0%
CA 20.2% 19.6%
UT 7.0% 1.1%
CO 8.7% 2.7%
NE 3.8% 0.4%
IA 2.7% 0.7%
IL 4.6% 4.1%
IN 3.5% 1.2%
OH 2.6% 2.1%
PA 2.4% 3.1%
NJ 4.1% 4.0%
HI 11.0% 0.8%
KS 1.0% 0.5%
MO 2.5% 1.3%
WV 2.9% 0.2%
VA 4.0% 3.6%
KY 2.7% 0.6%
DE 1.0% 0.4%
DC 5.2% 0.4%
NC 2.7% 2.5%
MD 6.5% 2.8%
TN 3.4% 1.3%
OK 2.8% 0.6%
AZ 13.4% 2.4%
NM 2.0% 0.5%
AR 1.4% 0.5%
SC 3.9% 1.2%
MS 0.9% 0.4%
AL 1.2% 1.0%
GA 12.8% 2.7%
TX 6.4% 5.5%
LA 2.0% 0.9%
FL 14.8% 5.6%
State Growth Rate
Below 0%
0% to 5%
5% to 10%
10% and above
Example
State: NM
Growth Rate: 2.0%
UPB %: 0.5%

*Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2014. UPB estimates are based on data available through the end of March 2014. Including subsequent data may lead to materially different results.

4

FannieMae

Home Price Change From 2006 Q3 Through 2014 Q1*

United States -13.4%


AK
0.8%
0.2%
WA
-13.9%
3.5%
OR
-14.9%
1.7%
ID
-17.5%
0.5%
MT
3.3%
0.3%
ND
38.6%
0.1%
MN
-14.0%
1.9%
WI
-10.3%
1.8%
MI
-21.0%
2.4%
SD
12.1%
0.2%
WY
8.1%
0.2%
NE
3.6%
0.4%
IA
4.5%
0.7%
IL
-21.7%
4.1%
IN
-0.7%
1.2%
OH
-11.2%
2.1%
PA
-3.3%
3.1%
NY
-8.3%
5.6%
VT
-6.8%
0.2%
NH
-18.2%
0.5%
ME
-12.7%
0.3%
MA
-11.4%
3.1%
RI
-27.9%
0.3%
CT
-20.7%
1.4%
NJ
-23.6%
4.0%
DE
-19.0%
0.4%
MD
-23.1%
2.8%
DC
9.6%
0.4%
NV
-42.2%
1.0%
UT
-2.7%
1.1%
CO
2.9%
2.7%
KS
0.4%
0.5%
MO
-8.0%
1.3%
KY
-0.2%
0.6%
WV
2.9%
0.2%
VA
-14.6%
3.6%
HI
-7.9%
0.8%
CA
-26.5%
19.6%
AZ
-32.7%
2.4%
NM
-11.7%
0.5%
OK
7.2%
0.6%
AR
-1.7%
0.5%
TN
-3.4%
1.3%
NC
-4.6%
2.5%
SC
-7.9%
1.2%
MS
-4.6%
0.4%
AL
-7.1%
1.0%
GA
-15.8%
2.7%
TX
12.1%
5.5%
LA
5.5%
0.9%
FL
-37.9%
5.6%
State Growth Rate
Below -30%
-30% to -15%
-15% to -5%
-5% to 0%
0% to 5%
5% and Above
Example
State: NM
Growth Rate: -11.7%
UPB %: 0.5%

*Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2014. UPB estimates are based on data available through the end of March 2014. Including subsequent data may lead to materially different results.

Note: Home prices on a national basis reached a peak in the third quarter of 2006.

5

FannieMae

Credit Characteristics of Single-Family Business Acquisitions (1)

Acquisition Period	Q1 2014		Full Year 2013		Q4 2013		Q3 2013		Q2 2013		Q1 2013	
	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)	Single-Family Acquisitions	Excl. Refi Plus (2)
Unpaid Principal Balance (billions)	$76.4	$61.8	$728.4	$564.5	$115.7	$94.8	$183.0	$145.6	$210.3	$159.8	$219.5	$164.3
Weighted Average Origination Note Rate	4.41%	4.37%	3.78%	3.73%	4.40%	4.37%	3.91%	3.88%	3.61%	3.54%	3.48%	3.39%
Origination Loan-to-Value (LTV) Ratio												
<= 60%	16.9%	16.5%	22.0%	23.5%	17.0%	16.8%	19.8%	20.5%	23.1%	25.0%	25.5%	28.5%
60.01% to 70%	12.5%	12.8%	13.9%	15.3%	12.0%	12.3%	13.0%	13.9%	14.4%	16.0%	15.2%	17.4%
70.01% to 80%	38.8%	44.0%	34.9%	41.2%	38.5%	43.7%	36.0%	41.8%	34.2%	40.9%	32.9%	39.7%
80.01% to 90%	12.3%	11.3%	10.5%	9.2%	12.1%	11.0%	11.4%	10.2%	10.3%	8.8%	9.2%	7.8%
90.01% to 100%	15.3%	15.4%	11.5%	10.8%	15.9%	16.2%	13.9%	13.6%	10.5%	9.4%	8.2%	6.6%
> 100%	4.2%	—	7.1%	—	4.5%	—	6.0%	—	7.6%	—	8.9%	—
Weighted Average Origination LTV Ratio	76.8%	75.2%	75.7%	71.4%	77.2%	75.3%	76.4%	73.2%	75.2%	70.5%	74.7%	68.5%
FICO Credit Scores (3)												
< 620	1.8%	—	1.4%	—	1.6%	—	1.4%	—	1.3%	—	1.3%	—
620 to < 660	5.7%	4.1%	3.4%	1.9%	4.8%	3.3%	3.7%	2.2%	3.1%	1.6%	2.8%	1.3%
660 to < 700	13.9%	12.6%	9.7%	7.8%	12.4%	11.1%	10.5%	8.8%	8.9%	6.9%	8.2%	6.0%
700 to < 740	21.3%	21.5%	18.2%	17.7%	20.8%	20.9%	19.2%	18.9%	17.7%	17.0%	16.5%	15.3%
>=740	57.3%	61.7%	67.3%	72.5%	60.3%	64.7%	65.2%	70.1%	68.8%	74.5%	71.3%	77.3%
Weighted Average FICO Credit Score	741	748	753	760	745	751	750	757	754	762	757	765
Product Distribution												
Fixed-rate	94.6%	93.8%	97.6%	97.0%	96.7%	96.2%	96.9%	96.2%	97.9%	97.4%	98.2%	97.8%
Adjustable-rate	5.4%	6.2%	2.4%	3.0%	3.3%	3.8%	3.1%	3.8%	2.1%	2.6%	1.8%	2.2%
Alt-A (4)	1.3%	—	1.3%	—	1.3%	—	1.3%	—	1.2%	—	1.4%	—
Subprime (5)	—	—	—	—	—	—	—	—	—	—	—	—
Interest Only	0.1%	0.1%	0.2%	0.3%	0.1%	0.1%	0.2%	0.3%	0.2%	0.3%	0.2%	0.3%
Negative Amortizing	—	—	—	—	—	—	—	—	—	—	—	—
Investor	11.2%	9.1%	9.3%	7.0%	10.1%	8.0%	9.5%	7.1%	9.4%	7.0%	8.5%	6.4%
Condo/Co-op	10.7%	10.8%	10.4%	10.1%	10.8%	10.7%	10.4%	10.0%	10.7%	10.4%	9.9%	9.4%
Refinance	54.9%	44.3%	70.2%	61.5%	51.5%	40.8%	61.7%	51.8%	74.9%	67.0%	82.6%	76.8%
Loan Purpose												
Purchase	45.1%	55.7%	29.8%	38.5%	48.5%	59.2%	38.3%	48.2%	25.1%	33.0%	17.4%	23.2%
Cash-out refinance	16.0%	19.8%	14.6%	18.8%	14.8%	18.0%	14.3%	17.9%	14.6%	19.2%	14.7%	19.6%
Other refinance	38.9%	24.5%	55.6%	42.7%	36.7%	22.7%	47.4%	33.9%	60.3%	47.8%	68.0%	57.2%
Top 3 Geographic Concentration	Single-Family Acquisitions		Single-Family Acquisitions		Single-Family Acquisitions		Single-Family Acquisitions		Single-Family Acquisitions		Single-Family Acquisitions	
	California	21.2%	California	23.7%	California	21.2%	California	21.9%	California	25.4%	California	24.8%
	Texas	7.4%	Texas	5.8%	Texas	7.0%	Texas	6.5%	Texas	5.6%	Texas	4.9%
	Florida	5.6%	Florida	4.7%	Florida	5.2%	Florida	4.9%	Florida	4.6%	Florida	4.4%

(1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions.

(2) Single-family business acquisitions for the applicable period excluding loans acquired under our Refi Plus initiative, which includes the Home Affordable Refinance Program ("HARP"). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.

(3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(4) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative. For a description of our Alt-A loan classification criteria, refer to Fannie Mae's 2014 Q1 Form 10-Q.

(5) For a description of our subprime loan classification criteria, refer to Fannie Mae's 2014 Q1 Form 10-Q.

6

7 0% 20% 40% 60% 80% 100% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* Share of Single-Family Business Acquisitions: Loan Purpose - Purchase 0% 20% 40% 60% 80% 100% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* Share of Single-Family Business Acquisitions: Fixed Rate Product 0% 5% 10% 15% 20% 660 680 700 720 740 760 780 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* Weighted Average FICO Credit Score (Left Axis) FICO Credit Score < 620 (Right Axis) 0% 5% 10% 15% 20% 40 60% 80% 100% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014* Weighted Average Origination LTV Ratio (Left Axis) Weighted Average Origination LTV Ratio Excluding HARP (Left Axis) Origination LTV > 90% (Right Axis) Certain Credit Characteristics of Single-Family Business Acquisitions: 2003 – 2014*(1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) The refinance of loans under the Home Affordable Refinance Program (“HARP”), which started in April 2009, resulted in an increase in our acquisition of loans with high loan-to-value ratios, including our acquisition of loans with loan-to-value ratios in excess of 100%. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. Loans acquired after 2009 with FICO credit scores below 620 primarily consist of the refinance of existing loans under our Refi Plus initiative. FICO Credit Score (3) Origination Loan-to-Value Ratio (2) Product Feature * Year-to-date through March 31, 2014.

8 4.1% 9.8% 9.9% 15.6% 13.7% 10.1% 6.5% 13.6% 14.4% 8.9% 8.8% 8.9% 69.4% 54.0% 52.2% 55.0% 47.7% 35.8% 20.1% 22.6% 23.5% 20.6% 29.8% 45.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2009 2010 2011 2012 2013 2014* % o f Si ngl e-F am ily Bus ine ss A cqu isit ion s HARP Acquisitions Refi Plus Acquisitions (Excluding HARP) Refinance Acquisitions (Excluding Refi Plus) Purchase Acquisitions HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) HARP (1) Refi Plus (Excluding HARP) (1) Unpaid Principal Balance (billions) $27.9 $44.7 $59.0 $80.5 $55.6 $81.2 $129.9 $73.8 $99.5 $64.4 $7.7 $6.8 Weighted Average Origination Note Rate 5.05% 4.85% 5.00% 4.68% 4.78% 4.44% 4.14% 3.89% 4.04% 3.80% 4.68% 4.45% Origination Loan-to-Value Ratio: <=80%  100%  100%  100%  100%  100%  100% 80.01 to 105% 99.1%  94.4%  88.1%  57.2%  58.4%  70.1%  105.01% to 125% 0.9% 5.6% 11.9% 22.1% 21.5% 17.8% >125%       20.7  20.1  12.1  Weighted Average Origination Loan-to-Value Ratio 90.7% 63.3% 92.2% 62.3% 94.3% 60.2% 111.0% 61.1% 109.8% 60.2% 103.6% 61.4% FICO Credit Scores (2) < 660 3.7% 2.5% 5.7% 3.8% 5.8% 4.5% 9.6% 7.1% 16.2% 12.2% 23.8% 19.7% 660 to < 740 31.9% 23.0% 33.1% 23.9% 32.6% 25.6% 33.8% 26.0% 38.7 31.9 41.3 37.4 >=740 64.4 74.5 61.2 72.3 61.5 70.0 56.6 66.9 45.1% 55.8% 34.9% 42.9% Weighted Average FICO Credit Score 749 762 746 760 746 758 738 753 722 737 706 718 2012 2013 2014* Acquisition Year 2009 2010 2011 Single-Family Business Acquisitions by Loan Purpose (1) Our Refi Plus initiative, which started in April 2009, includes the Home Affordable Refinance Program (“HARP”). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. * Year-to-date through March 31, 2014.

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year

		Origination Year										
As of March 31, 2014	Overall Book	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005 and Earlier
Unpaid Principal Balance (billions) (1)	$2,811.3	$42.5	$633.2	$714.3	$311.4	$270.8	$200.9	$75.9	$130.4	$93.8	$338.0
Share of Single-Family Conventional Guaranty Book	100.0%	1.5%	22.5%	25.4%	11.1%	9.6%	7.1%	2.7%	4.6%	3.3%	12.0%
Average Unpaid Principal Balance (1)	$160,174	$191,077	$197,487	$197,632	$169,600	$168,488	$162,659	$150,989	$163,133	$147,552	$86,852
Serious Delinquency Rate	2.19%	—	0.07%	0.19%	0.35%	0.55%	0.95%	6.40%	11.53%	10.58%	4.01%
Weighted Average Origination Loan-to-Value Ratio	74.3%	76.7%	76.3%	76.0%	71.4%	71.2%	69.9%	74.7%	78.3%	75.2%	72.3%
Origination Loan-to-Value Ratio > 90% (2)	15.3%	19.1%	19.5%	18.7%	12.7%	10.4%	6.6%	12.6%	20.9%	12.5%	10.4%
Weighted Average Mark-to-Market Loan-to-Value Ratio	66.4%	76.5%	70.4%	63.7%	58.8%	60.2%	62.2%	76.8%	93.8%	91.5%	58.3%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	5.0%	2.9%	3.7%	3.6%	0.9%	1.3%	1.6%	11.8%	24.1%	22.5%	5.3%
Mark-to-Market Loan-to-Value Ratio > 125%	2.1%	1.1%	1.6%	1.4%	—	0.1%	0.1%	2.7%	12.9%	12.6%	1.9%
Weighted Average FICO (3)	744	740	751	759	758	757	754	717	694	698	708
FICO < 620 (3)	2.6%	1.8%	1.5%	1.0%	0.7%	0.7%	0.7%	5.5%	10.9%	8.7%	7.1%
Interest Only	2.8%	—	0.2%	0.3%	0.6%	1.0%	1.0%	7.6%	18.3%	20.3%	5.8%
Negative Amortizing	0.2%	—	—	—	—	—	—	—	0.1%	1.6%	1.3%
Fixed-rate	91.6%	95.1%	97.5%	97.4%	94.5%	95.5%	97.2%	77.0%	66.9%	65.8%	78.7%
Primary Residence	88.1%	84.4%	86.4%	88.7%	87.3%	89.4%	90.8%	87.1%	89.3%	87.2%	89.1%
Condo/Co-op	9.5%	10.1%	10.4%	9.2%	8.8%	8.6%	9.0%	11.2%	10.0%	10.9%	8.8%
Credit Enhanced (4)	15.2%	24.4%	20.1%	14.9%	10.0%	7.2%	6.7%	25.9%	30.8%	19.8%	11.8%
Cumulative Default Rate (5)	—	—	—	0.1%	0.2%	0.4%	0.6%	4.2%	13.0%	11.9%	—

(1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2014.

(2) The increase after 2009 is the result of the Home Affordable Refinance Program ("HARP"), which involves the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.

(3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information.

(5) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2003, 2004 and 2005 cumulative default rates, refer to slide 17.

9

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Certain Product Features

As of March 31, 2014	Interest Only Loans	Loans with FICO < 620 [(2)]	Loans with FICO ≥ 620 and < 660 [(2)]	Loans with Origination LTV Ratio > 90%	Loans with FICO < 620 and Origination LTV Ratio > 90%	Alt-A Loans	Refi Plus Including HARP [(3)]	Subtotal of Certain Product Features [(1)]	Overall Book
	Categories Not Mutually Exclusive [(1)]								
Unpaid Principal Balance (billions) [(4)]	$77.8	$73.3	$153.9	$430.2	$21.1	$127.5	$551.8	$1,025.1	$2,811.3
Share of Single-Family Conventional Guaranty Book	2.8%	2.6%	5.5%	15.3%	0.8%	4.5%	19.6%	36.5%	100.0%
Average Unpaid Principal Balance [(4)]	$234,362	$119,524	$131,360	$171,638	$131,864	$151,700	$166,875	$155,768	$160,174
Serious Delinquency Rate	10.91%	9.15%	6.69%	3.13%	9.84%	8.72%	0.59%	3.81%	2.19%
Acquisition Years 2005 - 2008	80.7%	46.3%	39.7%	13.8%	36.3%	63.2%	—	22.0%	14.5%
Weighted Average Origination Loan-to-Value Ratio	74.0%	81.0%	79.3%	105.2%	107.2%	77.3%	86.7%	84.6%	74.3%
Origination Loan-to-Value Ratio > 90%	7.9%	28.8%	23.5%	100.0%	100.0%	13.6%	39.9%	42.0%	15.3%
Weighted Average Mark-to-Market Loan-to-Value Ratio	90.9%	79.8%	77.0%	94.8%	103.2%	82.7%	74.9%	78.5%	66.4%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	23.4%	14.7%	12.3%	18.6%	29.7%	17.6%	10.4%	11.2%	5.0%
Mark-to-Market Loan-to-Value Ratio > 125%	12.7%	7.3%	6.2%	8.3%	17.2%	9.5%	3.8%	4.9%	2.1%
Weighted Average FICO [(2)]	724	584	642	728	584	713	740	719	744
FICO < 620 [(2)]	1.5%	100.0%	—	4.9%	100.0%	2.1%	4.0%	7.2%	2.6%
Fixed-rate	24.3%	81.8%	83.8%	94.4%	86.1%	65.1%	98.7%	87.7%	91.6%
Primary Residence	85.2%	95.0%	93.1%	90.9%	95.0%	76.9%	85.3%	88.7%	88.1%
Condo/Co-op	15.2%	4.8%	6.2%	10.4%	5.9%	10.1%	9.6%	9.1%	9.5%
Credit Enhanced [(5)]	14.2%	24.8%	21.7%	57.4%	60.1%	12.4%	12.4%	27.4%	15.2%

(1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories.

(2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(3) Our Refi Plus initiative, which started in April 2009, includes the Home Affordable Refinance Program ("HARP"). Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers, and may involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.

(4) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2014.

(5) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan-level information.

10

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business and Single-Family Real Estate Owned (REO) in Select States

	SF Conventional Guaranty Book of Business as of March 31, 2014 (1)				Seriously Delinquent Loans as of March 31, 2014 (2)		Real Estate Owned (REO)				
	UPB (billions)	% of Total	Weighted Average Mark-to-Market LTV	Mark-to-Market LTV > 100%	Seriously Delinquent Loan Share (2)	SDQ Rate (2)	Q1 2014 Acquisitions (# of Properties)	Q1 2014 Dispositions (# of Properties)	REO Ending Inventory as of March 31, 2014	Average Days to Foreclosure (3)	% of YTD 2014 Credit Losses (4)
Select States (5)											
California	$551.3	19.6%	56.2%	5.0%	5.4%	0.86%	1,438	1,720	4,649	643	-8.8%
Florida	$158.7	5.6%	78.2%	23.2%	18.3%	6.12%	7,837	6,227	21,486	1,308	34.3%
New York	$156.6	5.6%	60.8%	4.8%	9.2%	4.31%	486	265	1,387	1,332	4.1%
Texas	$153.4	5.5%	62.9%	0.4%	2.8%	0.95%	968	948	2,175	564	0.6%
Illinois	$115.5	4.1%	76.9%	15.8%	5.7%	2.79%	2,522	2,676	11,110	862	13.3%
New Jersey	$112.6	4.0%	70.4%	10.5%	9.0%	6.08%	588	357	2,072	1,222	5.5%
Virginia	$99.8	3.6%	65.5%	4.9%	1.4%	1.05%	612	582	1,545	571	1.8%
Washington	$99.2	3.5%	67.5%	6.2%	2.5%	1.82%	739	1,100	2,723	885	4.1%
Pennsylvania	$85.9	3.1%	67.5%	3.9%	4.3%	2.60%	1,140	1,130	3,275	958	4.7%
Massachusetts	$85.9	3.1%	63.5%	3.5%	2.7%	2.40%	100	305	1,034	783	0.5%
Region (6)											
Midwest	$419.7	14.9%	72.6%	8.6%	15.6%	1.81%	7,542	9,325	30,411	684	25.9%
Northeast	$537.3	19.1%	66.0%	6.2%	30.0%	3.74%	3,417	2,956	11,430	1,060	20.5%
Southeast	$624.1	22.2%	71.3%	10.7%	33.0%	3.00%	13,524	12,003	38,736	1,028	50.8%
Southwest	$447.4	15.9%	66.0%	3.4%	9.2%	1.11%	4,097	4,547	10,635	577	4.5%
West	$782.9	27.8%	59.8%	5.9%	12.2%	1.25%	3,316	3,896	11,186	776	-1.8%
Total	$2,811.3	100.0%	66.4%	7.0%	100.0%	2.19%	31,896	32,727	102,398	869	100.0%

(1) Based on the unpaid principal balance (UPB) of the single-family guaranty book of business as of March 31, 2014. Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of March 31, 2014.

(2) "Seriously delinquent loans" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process. "Seriously delinquent loan share" refers to the percentage of our single-family seriously delinquent loan population in the applicable state or region. "SDQ rate" refers to the number of single-family conventional loans that were seriously delinquent in the applicable state or region, divided by the number of loans in our single-family conventional guaranty book of business in that state or region.

(3) Measured from the borrowers' last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first three months of 2014. Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. Home Equity Conversion Mortgages (HECMs) insured by HUD are excluded from this calculation.

(4) Expressed as a percentage of credit losses for the single-family guaranty book of business. Credit losses consist of (a) charge-offs, net of recoveries and (b) foreclosed property income, adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Negative values are the result of recoveries on previously recognized credit losses. For information on total credit losses, refer to Fannie Mae's 2014 Q1 Form 10Q.

(5) Select states represent the top ten states in UPB of the single-family conventional guaranty book of business as of March 31, 2014.

(6) For information on which states are included in each region, refer to Fannie Mae's 2014 Q1 Form 10-Q.

11

12 691 384 21.4% 18.3% 5.6% 9.2% 5.4% 9.0% 6.7% 5.7% 8.2% 5.4% 0 100 200 300 400 500 600 700 0% 5% 10% 15% 20% 25% 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 SD Q Vo lum e (T ho us an ds ) SDQ Volume Florida New York New Jersey Illinois California 119 102 7.3% 21.0% 0.5% 1.4% 0.6% 2.0% 6.4% 10.8% 11.9% 4.5% 0 20 40 60 80 100 120 0% 5% 10% 15% 20% 25% 201 Q4 2012 Q1 2012 Q2 2 3 2 4 2013 1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 RE O En di ng In ve nt or y (T ho us an ds ) REO Ending Inventory Florida New York New Jersey Illinois California Seriously Delinquent Loan and REO Ending Inventory Share by Select States (1) Seriously Delinquent Loan Share by Select States (2) REO Ending Inventory Share by Select States (3) (1) Based on states with the largest volume of seriously delinquent loans in our single-family conventional guaranty book of business as of March 31, 2014. (2) “Seriously delinquent loan share” refers to the percentage of our single-family seriously delinquent loan population in the applicable state. (3) Share of REO ending inventory calculated as the number of properties in the single-family REO ending inventory for the state divided by the total number of single-family properties in the REO ending inventory for the specified time period. Although our serious delinquency rate has decreased, this rate and the period of time that loans remain seriously delinquent continue to be negatively impacted by the length of time required to complete a foreclosure. High levels of foreclosures, changes in state foreclosure laws, new federal and state servicing requirements imposed by regulatory actions and legal settlements, and the need for servicers to adapt to these changes have lengthened the time it takes to foreclose on a mortgage loan in many states. Longer foreclosure timelines result in these loans remaining in our book of business for a longer time, which has caused our serious delinquency rate to decrease more slowly in the last few years than it would have if the pace of foreclosures had been faster.

13 Short Sales Gross Sales Price / UPB Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Florida 65.8% 68.8% 71.3% 73.6% 75.6% California 72.2% 75.5% 78.7% 81.4% 82.4% Illinois 66.7% 68.6% 70.5% 72.7% 71.7% Nevada 63.0% 67.1% 70.1% 73.6% 72.1% New Jersey 71.2% 69.4% 72.2% 73.0% 70.6% Washington 76.9% 80.5% 81.4% 82.9% 84.4% New York 75.5% 74.9% 78.6% 76.0% 77.1% Arizona 73.1% 76.5% 78.2% 79.2% 80.6% Michigan 66.1% 66.8% 71.6% 74.7% 73.5% Georgia 71.3% 74.0% 76.6% 79.5% 80.4% REO Gross Sales Price / UPB Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q 2014 Florida 64.5% 67.8% 70.7% 72.0% 70.1% Illinois 57.2% 61.9% 63.2% 64.5% 64.8% Michigan 59.9% 65.1% 67.8% 66.7% 66.1% Ohio 61.7% 62.4% 64.6% 61.9% 59.4% California 78.0% 85.3% 86.7% 86.8% 86.3% Georgia 72.7% 76.4% 77.3% 75.3% 76.1% Pennsylvania 67.4% 68.6% 70.1% 67.8% 65.9% Washington 77.3% 80.8% 83.5% 79.7% 83.5% Arizona 75.1% 79.8% 80.0% 79.7% 79.8% North Carolina 76.9% 80.8% 80.6% 79.2% 79.2% Single-Family Short Sales and REO Sales Price / UPB of Mortgage Loans (1) Includes REO properties that have been sold to a third party (excluding properties that have been repurchased by the seller/servicer, acquired by a mortgage insurance company, redeemed by a borrower, or sold through the FHFA Rental Pilot). (2) Sales Price / UPB is calculated as the sum of sales proceeds received divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to the seller or other parties at closing. (3) The states shown had the greatest volume of properties sold in the first three months of 2014 in each respective category. REO (1) Direct Sale Dispositions: Sales Price / UPB (2) Short Sales: Sales Price / UPB (2) Gross Sales Price/UPB Trends for Top 10 States (3) 61.5% 61.9% 65.0% 67.2% 68.5% 70.6% 74.6% 74.8% 74.2% 73.8% 55.4% 56.3% 59.2% 61.1% 62.3% 64.6% 68.4% 68.5% 67.9% 67.6% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 REO Gross Sales / UPB REO Net Sales / UPB 64.6% 65.6 66.6 68.1 70.4% 71.7 74.3% 76.2% 78.0% 78.6% 58.1 58.5 59.9 61.0% 63.3% 64.5% 66.6 68.2% 69.9% 70.6% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 hort Sales Gross Sales / UPB Short Sales Net Sales / UPB

14 52 47 35 42 40 43 40 37 39 36 9 9 6 4 4 4 3 2 2 2 60 56 41 46 44 48 44 40 41 38 0 10 20 30 40 50 60 70 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 # o f L oa ns (T ho us an ds ) Modif ications Repayment Plans and Forbearances Completed 19 19 20 20 15 12 14 12 9 7 3 4 4 4 4 4 4 3 4 3 22 22 24 23 19 16 18 15 13 10 0 10 20 30 40 50 60 70 201 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 2014 Q1 # o f L oa ns (T ho us an ds ) Short Sales Deeds-in-Lieu Single-Family Loan Workouts Foreclosure Alternatives (2) Home Retention Strategies (1) (1) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are classified as TDRs, or repayment plans or forbearances that have been initiated but not completed and (b) repayment plans and forbearances completed. (2) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property.

15 2011 Q1 2011 Q2 2011 Q3 2011 Q4 2012 Q1 2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 Modifications (2) 51,043 50,336 60,025 51,936 46,671 35,332 41,697 39,712 43,153 40,358 37,337 39,159 % Current or Paid Off 3 months post modification 84% 84% 83% 84% 85% 84% 84% 85% 86% 83% 83% 84% 6 months post modification 78% 79% 79% 79% 78% 77% 80% 82% 79% 77% 79% n/a 9 months post modification 75% 77% 76% 74% 73% 76% 78% 78% 76% 75% n/a n/a 12 months post modification 74% 75% 72% 71% 73% 75% 76% 76% 75% n/a n/a n/a 15 months post modification 73% 72% 70% 71% 73% 74% 74% 75% n/a n/a n/a n/a 18 months post modification 71% 71% 70% 71% 72% 73% 75% n/a n/a n/a n/a n/a 21 months post modification 70% 72% 71% 71% 72% 74% n/a n/a n/a n/a n/a n/a 24 months post modification 71% 73% 71% 71% 73% n/a n/a n/a n/a n/a n/a n/a Re-performance Rates of Modified Single-Family Loans (1) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages. Modifications include permanent modifications, but do not reflect loans currently in trial modifications. (2) Defined as total number of completed modifications for the time periods noted.

16 2014 2013 2012 2011 2010 2009 2014 2013 2012 2011 2010 2009 Certain Product Features (3) Negative Amortizing Loans 0.2% 0.2% 0.3% 0.3% 0.4% 0.5% 1.3% 0.8% 0.5% 1.2% 1.9% 2.0% Interest Only Loans 2.8% 2.9% 3.7% 4.7% 5.6% 6.6% -7.5% 18.7% 21.8% 25.8% 28.6% 32.6% Loans with FICO < 620 (4) 2.6% 2.6% 2.9% 3.2% 3.5% 3.9% 13.8% 7.0% 7.8% 7.9% 8.0% 8.8% Loans with FICO ≥ 620 and < 660 (4) 5.5% 5.5% 6.0% 6.7% 7.4% 8.2% 19.0% 15.7% 14.2% 14.7% 15.1% 15.5% Loans with Origination LTV Ratio > 90% 15.3% 15.1% 12.8% 10.0% 9.4% 9.4% 11.0% 20.8% 16.8% 14.0% 15.9% 19.2% Loans with FICO < 620 and Origination LTV Ratio > 90% (4) 0.8% 0.7% 0.7% 0.7% 0.8% 0.9% 3.6% 2.0% 2.3% 2.2% 2.7% 3.4% Alt-A Loans (5) 4.5% 4.7% 5.6% 6.6% 7.6% 8.9% -2.4% 26.0% 23.7% 27.3% 33.2% 39.6% Subprime Loans 0.1% 0.1% 0.2% 0.2% 0.2% 0.3% 1.4% -0.2% 1.1% 0.6% 1.1% 1.5% Refi Plus Including HARP 19.6% 19.5% 16.5% 11.2% 7.1% 2.5% 10.8% 7.4% 3.5% 1.4% 0.1%  Vintages 2009 - 2014 77.3% 76.2% 65.3% 51.6% 39.0% 22.0% 14.7% 10.0% 5.1% 2.4% 0.4%  2005 - 2008 14.1% 14.7% 21.7% 30.4% 38.0% 48.7% 70.6% 77.6% 81.8% 82.9% 87.9% 88.1% 2004 & Prior 8.6% 9.1% 13.1% 18.0% 23.0% 29.2% 14.7% 12.4% 13.1% 14.8% 11.7% 11.9% Select States (6) Florida 5.6% 5.7% 6.0% 6.3% 6.6% 7.0% 34.3% 28.9% 21.4% 11.0% 17.5% 15.5% Illinois 4.1% 4.1% 4.2% 4.3% 4.3% 4.3% 13.3% 12.9% 9.6% 3.5% 4.3% 4.2% New Jersey 4.0% 4.0% 4.0% 4.0% 4.0% 3.9% 5.5% 3.7% 2.0% 0.8% 1.2% 1.2% Maryland 2.8% 2.8% 2.8% 2.9% 2.8% 2.8% 5.4% 3.1% 1.8% 0.6% 1.9% 2.0% Pennsylvania 3.1% 3.1% 3.1% 3.0% 3.0% 3.0% 4.7% 3.0% 1.6% 0.8% 0.8% 0.8% Ohio 2.1% 2.1% 2.2% 2.3% 2.4% 2.6% 4.5% 4.1% 3.3% 2.1% 2.2% 2.2% New York 5.6% 5.6% 5.6% 5.6% 5.5% 5.3% 4.1% 1.9% 0.9% 0.6% 0.8% 0.8% Washington 3.5% 3.5% 3.5% 3.5% 3.5% 3.4% 4.1% 3.7% 2.5% 3.2% 1.5% 1.1% Michigan 2.4% 2.4% 2.5% 2.5% 2.6% 2.7% 2.8% 3.2% 4.5% 5.8% 6.3% 7.4% Connecticut 1.4% 1.4% 1.4% 1.4% 1.4% 1.4% 2.6% 1.4% 0.9% 0.3% 0.4% 0.4% All Other States 65.4% 65.4% 64.7% 64.2% 63.9% 63.6% 18.7% 34.2% 51.7% 71.2% 63.1% 64.4% % of Single-Family Conventional Guaranty Book of Business (1) % of Single-Family Credit Losses (2) (1) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of December 31 for the time periods noted, with the exception of 2014 which is as of March 31, 2014. (2) Based on the single-family credit losses for the year ended December 31 for the time periods noted, with the exception of 2014 which is through March 31, 2014. Credit losses consist of (a) charge-offs, net of recoveries and (b) foreclosed property income, adjusted to exclude the impact of fair value losses resulting from credit-impaired loans acquired from MBS trusts. Does not reflect the impact of recoveries that have not been allocated to specific loans. Negative values are the result of recoveries on previously recognized credit losses. (3) Loans with multiple product features are included in all applicable categories. Categories are not mutually exclusive. (4) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (5) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus Initiative. (6) Select states represent the top ten states with the highest percentage of single-family credit losses for the three months ended March 31, 2014. Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business

17 2003 2004 2005 20062007 2008 200920102013 20112012 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Yr12-Q1 Cu mu lat ive D efa ult R ate Time Since Beginning of Origination Year 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Note: Defaults consist of loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of March 31, 2014 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year

FannieMae

Multifamily Credit Profile by Loan Attributes

As of March 31, 2014	Loan Counts	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent [1]	% of YTD 2014 Multifamily Credit Losses [2]	% of 2013 Multifamily Credit Losses [2]	% of 2012 Multifamily Credit Losses	% of 2011 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business	34,656	$197.3	100%	0.10%	100%	100%	100%	100%
Credit Enhanced Loans:								
Credit Enhanced	31,354	$179.8	91%	0.09%	109%	1%	73%	83%
Non-Credit Enhanced	3,302	$17.4	9%	0.12%	-9%	99%	27%	17%
Origination loan-to-value ratio: [3]								
Less than or equal to 70%	22,189	$109.1	55%	0.04%	-18%	46%	14%	18%
Greater than 70% and less than or equal to 80%	10,191	$81.5	41%	0.17%	78%	35%	71%	70%
Greater than 80%	2,276	$6.6	3%	0.16%	40%	18%	15%	12%
Delegated Underwriting and Servicing (DUS ®) Loans: [4]								
DUS ® - Small Balance Loans [5]	8,702	$16.4	8%	0.23%	116%	5%	7%	9%
DUS ® - Non Small Balance Loans	12,541	$162.0	82%	0.05%	-87%	-26%	71%	72%
DUS ® - Total	**21,243**	**$178.4**	**90%**	**0.06%**	**29%**	**-21%**	**78%**	**81%**
Non-DUS - Small Balance Loans [5]	12,735	$9.4	5%	0.56%	49%	43%	16%	12%
Non-DUS - Non Small Balance Loans	678	$9.5	5%	0.24%	22%	78%	6%	7%
Non-DUS - Total	**13,413**	**$18.9**	**10%**	**0.40%**	**71%**	**121%**	**22%**	**19%**
Maturity Dates:								
Loans maturing in 2014	981	$4.7	2%	0.28%	40%	-16%	12%	5%
Loans maturing in 2015	2,469	$12.4	6%	0.08%	-1%	-2%	8%	6%
Loans maturing in 2016	2,534	$13.6	7%	0.15%	43%	33%	12%	8%
Loans maturing in 2017	3,631	$18.0	9%	0.26%	26%	81%	33%	21%
Loans maturing in 2018	3,084	$17.4	9%	0.16%	37%	1%	14%	21%
Other maturities	21,957	$131.2	66%	0.05%	-46%	3%	22%	39%
Loan Size Distribution:								
Less than or equal to $750K	8,510	$2.4	1%	0.54%	22%	13%	5%	5%
Greater than $750K and less than or equal to $3M	11,838	$17.8	9%	0.38%	149%	62%	17%	16%
Greater than $3M and less than or equal to $5M	4,461	$16.3	8%	0.26%	-60%	4%	12%	11%
Greater than $5M and less than or equal to $25M	8,490	$87.4	44%	0.07%	54%	-34%	55%	50%
Greater than $25M	1,357	$73.3	37%	—	-65%	55%	11%	18%

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.

(2) Negative values are the result of recoveries on previously recognized credit losses. Due to increased recoveries in 2013-14, credit losses for certain populations will appear greater than 100%.

(3) Weighted average origination loan-to-value ratio is 66% as of March 31, 2014.

(4) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service certain loans without our pre-review.

(5) Multifamily loans with an original unpaid balance of up to $3 million nationwide or up to $5 million in high cost markets.

18

19 As of March 31, 2014 Unpaid Principal Balance (Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) # of Seriously Delinquent loans (1) % of YTD 2014 Multifamily Credit Losses (2) % of 2013 Multifamily Credit Losses (2) % of 2012 Multifamily Credit Losses % of 2011 Multifamily Credit Losses Total Multifamily Guaranty Book of Business $197.3 100% 0.10% 104 100% 100% 100% 100% By Acquisition Year: 2014 $3.5 2%       2013 $29.0 15%       2012 $32.8 17%   0% 0%   2011 $22.3 11%   8% -2%   2010 $16.0 8%   -6% 96% 0%  2009 $15.4 8% 0.03% 3 -48% -27% 7% 6% 2008 $18.8 10% 0.25% 32 80% -12% 23% 31% 2007 $23.0 12% 0.26% 32 6% 13% 48% 33% 2006 $13.3 7% 0.15% 12 143% 45% 10% 7% Prior to 2006 $23.3 12% 0.25% 25 -83% -13% 13% 23% 2005 20062007 2008 20092011 2010 2012 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Year 10 SD Q (% ) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 20132014 (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously recognized credit losses. Due to increased recoveries in 2013-14, credit losses for certain populations will appear greater than 100%. Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year 2010 2009 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Cu m ula tiv e De fa ult R at e 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2005 2007 2008 2006 2012 20112013 2014

FannieMae

Multifamily Credit Profile

As of March 31, 2014	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent (1)	% of YTD 2014 Multifamily Credit Losses (2)	% of 2013 Multifamily Credit Losses (2)	% of 2012 Multifamily Credit Losses	% of 2011 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business	$197.3	100%	0.10%	100%	100%	100%	100%
Region: (3)							
Midwest	$17.4	9%	0.18%	-21%	-38%	15%	23%
Northeast	$38.2	19%	0.11%	23%	-8%	10%	3%
Southeast	$42.9	22%	0.11%	-4%	12%	53%	42%
Southwest	$37.7	19%	0.10%	133%	-32%	8%	26%
Western	$61.1	31%	0.05%	-30%	166%	14%	6%
Top Five States by UPB:							
California	$47.3	24%	0.04%	-57%	8%	1%	1%
New York	$22.5	11%	0.08%	5%	2%	3%	0%
Texas	$19.5	10%	0.07%	-18%	-16%	2%	19%
Florida	$10.6	5%	0.09%	36%	23%	36%	10%
Washington	$7.2	4%	0.04%	0%	1%	0%	0%
Asset Class: (4)							
Conventional/Co-op	$176.1	89%	0.11%	155%	99%	94%	96%
Seniors Housing	$12.7	6%	—	—	—	—	—
Manufactured Housing	$5.4	3%	0.01%	-4%	0%	3%	0%
Student Housing	$3.1	2%	—	-52%	1%	3%	4%
Targeted Affordable Segment:							
Privately Owned with Subsidy (5)	$29.2	15%	0.04%	11%	-15%	3%	14%
DUS & Non-DUS Lenders/Servicers:							
DUS: Bank (Direct, Owned Entity, or Subsidiary)	$69.9	35%	0.09%	-42%	7%	21%	29%
DUS: Non-Bank Financial Institution	$118.4	60%	0.09%	118%	79%	70%	68%
Non-DUS: Bank (Direct, Owned Entity, or Subsidiary)	$7.7	4%	0.18%	2%	4%	6%	1%
Non-DUS: Non-Bank Financial Institution	$1.1	1%	0.33%	23%	10%	2%	1%
Non-DUS: Public Agency/Non Profit	$0.2	0%	—	—	—	0%	0%

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.

(2) Negative values are the result of recoveries from previously recognized credit losses. Due to increased recoveries in 2013-14, credit losses for certain populations will appear greater than 100%.

(3) For information on which states are included in each region, refer to Fannie Mae's 2014 Q1 Form 10-Q.

(4) Conventional Multifamily/Cooperative Housing/Affordable Housing: Conventional Multifamily is a loan secured by a residential property comprised of five or more dwellings which offers market rental rates (i.e., not subsidized or subject to rent restrictions). Cooperative Housing is a multifamily loan made to a cooperative housing corporation and secured by a first or subordinated lien on a cooperative multifamily housing project that contains five or more units. Affordable Housing is a multifamily loan on a mortgaged property encumbered by a regulatory agreement or recorded restriction that limits rents, imposes income restrictions on tenants or places other restrictions on the use of the property. Manufactured Housing Communities: A multifamily loan secured by a residential development that consists of sites for manufactured homes and includes utilities, roads and other infrastructure. In some cases, landscaping and various other amenities such as a clubhouse, swimming pool, and tennis and/or sports courts are also included. Seniors Housing: A multifamily loan secured by a mortgaged property that is intended to be used for residents for whom the owner or operator provides special services that are typically associated with either "independent living" or "assisted living." Some Alzheimer's and skilled nursing capabilities are permitted. Dedicated Student Housing: Multifamily loans secured by residential properties in which college or graduate students make up at least 80% of the tenants. Dormitories are not included.

(5) The Multifamily Affordable Business Channel focuses on financing properties that are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

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21 Multifamily YTD 2014 Credit Losses by State ($ Millions) (1) Numbers: Represent YTD 2014 credit losses for each state which totaled $6M as of March 31, 2014. States with no numbers had less than $500K in credit losses or less than $500K in credit-related income in the first quarter of 2014. Shading: Represent Unpaid Principal Balance (UPB) for each state which totaled $197.3B as of March 31, 2014. Portfolio UPB Concentration by State as of 03/31/2014 Example: UPB in OH is $3B and YTD 2014 Credit Losses are $4M (1) Total state credit losses will not tie to total YTD 2014 credit losses due to rounding. Negative values are the result of recoveries on previously recognized credit losses.